SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 29, 2003
                                                   -----------------------------


                          OPINION RESEARCH CORPORATION
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             (Exact name of registrant as specified in its charter)



     Delaware                       0-22554                        22-3118960
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(State or other jurisdiction  (Commission File Number)          (I.R.S. Employer
     of incorporation)                                       Identification No.)


23 Orchard Road, Skillman, New Jersey                                08558
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (908) 281-5100
                                                     ---------------------------






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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit 99.1: Press Release dated April 29, 2003.

Item 9. Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition (Item 12).

     The following information is being furnished under Items 9 and 12 of Form 8-K: On April 29, 2003, Opinion Research Corporation (the "Company") issued a press release announcing the Company's first quarter 2003 financial results. The text of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.



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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             OPINION RESEARCH CORPORATION


Date: April 29, 2003           By:           /s/ Douglas L. Cox
                                             -----------------------------------
                                             Douglas L. Cox
                                             Executive Vice President and Chief
                                             Financial Officer




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                                  Exhibit Index

Exhibit No.

99.1 Press release dated April 29, 2003: Opinion Research Reports Results for the First Quarter (furnished solely pursuant to Items 9 and 12 of Form 8-K).


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